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                                                                      EXHIBIT 32

                                  CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Liberty Media Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 30, 2003 and December 31, 2002 and for the three and six months ended June 30, 2003 and 2002.


Dated:   AUGUST 13, 2003                   /s/ ROBERT R. BENNETT
         ---------------                   -----------------------------------
                                           Robert R. Bennett
                                           Chief Executive Officer


Dated:   AUGUST 13, 2003                   /s/ CHRISTOPHER W. SHEAN
         ---------------                   -----------------------------------
                                           Christopher W. Shean
                                           Senior Vice President and Controller
                                           (Principal Accounting Officer)


Dated:   AUGUST 13, 2003                   /s/ DAVID J.A. FLOWERS
         ---------------                   -----------------------------------
                                           David J.A. Flowers
                                           Senior Vice President and Treasurer
                                           (Principal Financial Officer)


      The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.